                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8 - K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) January 31, 1997


                                 AIM GROUP, INC.
               (Exact name of registrant as specified in charter)

      Delaware                  33-82468                       13-3773537
      --------                  --------                       ----------
(State or other jurisdiction   (Commission File               (IRS Employer
    or incorporation)              Number)                  Identification No.)




                        2001 West Sample Road, Suite 300
                        --------------------------------
                          Pompano Beach, Florida 33064
                          ----------------------------
                    (Address of principal executive offices)

                                 (954) 972-9339
                                 --------------
              (Registrant's telephone number, including area code)


-------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



                         This document contains 3 pages.
                      There are no exhibits to this Report.
                                --

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                      INFORMATION TO BE INCLUDED IN REPORT



Item 5.  Other Events

On January 31, 1997, Bernard Kossar, a Director of the Company, initiated an action against the Company in Broward County, Florida, for the repayment of $300,000 Series A 3 1/2% unsecured convertible promissory Note due December 31, 1996 plus accrued interest and costs. This represents 28% of the outstanding notes. The Company is in negotiation with the noteholders to extend the terms of the notes to December 31, 1997.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                            AIM GROUP, INC.
                                                            ---------------
                                                              Registrant


Date: February 7, 1997                      By:        Iain J. Richmond
                                                   ----------------------------
                                                    Iain J. Richmond, President